UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

BLACKHAWK NETWORK HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

001-35882	43-2099257
(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Stoneridge Mall Road
Pleasanton, CA
(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code): (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On October 23, 2014, Blackhawk Network Holdings, Inc. (the “Company”) entered into a Second Amendment to Credit Agreement (the “Amendment”) with respect to the Credit Agreement dated as of March 28, 2014 with Wells Fargo Bank, National Association, as administrative agent, and the financial institutions party thereto as lenders (the “Credit Agreement”). Pursuant to the Amendment, certain existing and new lenders agreed to provide additional revolving loans up to $50 million and additional term loans up to $150 million (the “Commitment Increase”), a portion of which will be used to consummate the acquisition (the “Acquisition”) contemplated by the Agreement and Plan of Merger dated as of September 24, 2014 among the Borrower, Parago, Inc. (“Parago”), BH Monarch Merger Sub, Inc. and TH Lee Putnam Ventures, L.P., as seller representative, as amended by the First Amendment to Agreement and Plan of Merger dated as of October 7, 2014 among the same parties. Following the Acquisition, the Company will be required to grant a security interest over certain assets of Parago and certain of its subsidiaries and Parago and certain of its subsidiaries will become guarantors of the Company’s obligations under the Credit Agreement.
The Amendment provides that the Acquisition is deemed a Permitted Acquisition under the Credit Agreement and increases the maximum Permitted Acquisition amount to $250 million annually and $600 million over the remaining term of the Credit Agreement. The Amendment further provides that, following the Acquisition, the Company must maintain a consolidated total leverage ratio of not more than 3.50 to 1.00 on the last day of the fourth fiscal quarter of 2014, which must decrease at stated intervals to 3.00 to 1.00 by the end of the first fiscal quarter of 2016, and revises the margins applicable to borrowings under the Credit Agreement to 125 to 250 basis points per year for LIBOR loans or 25 to 150 basis points per year for base rate loans, in each case depending on the Company’s consolidated total leverage ratio. Additional Term Loan Amounts (as defined in the Amendment) are subject to an amortization schedule, with an amount equal to 10% of the Additional Term Loan Amount due on March 21, 2016 and an amount equal to 15% of such amount due on March 21, 2017, with the remainder due on the Term Loan Maturity Date (as defined in the Credit Agreement). The limitations on the Company’s ability to make Restricted Payments (as defined in the Credit Agreement) have been amended to permit Restricted Payments up to $20 million annually when the Company’s pro forma consolidated total leverage ratio is greater than 3.00 to 1.00 and up to $40 million annually when such ratio is greater than 2.25 to 1.00 but less than or equal to 3.00 to 1.00. The Commitment Increase is otherwise subject to the same terms and conditions as the existing facilities under the Credit Agreement.
The foregoing description of the Amendment is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On October 23, 2014, the Company completed its acquisition of Parago. The merger was effected pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”) by and among Parago, the Company, BH Monarch Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and TH Lee Putnam Ventures, L.P., a Delaware limited partnership, solely in its capacity as a representative of the stockholders of Parago, when Merger Sub merged with and into Parago (the “Merger”), with Parago surviving as a wholly owned subsidiary of the Company. On October 7, 2014, the parties to the Merger Agreement entered into the First Amendment to Agreement and Plan of Merger (the “First Amendment”).
Pursuant to the Merger Agreement, Parago’s stockholders collectively received $291.1 million, minus (i) the aggregate amount of the debt of Parago and its subsidiaries, (ii) the aggregate amount of the transaction expenses of the Merger and (iii) a holdback amount of $20,000; plus the aggregate amount of cash that Parago and its subsidiaries have on hand; plus (or minus) the amount by which Parago and its subsidiaries’ net working capital is greater (or less) than $3.3 million. The holdback amount will be used to pay out of pocket fees, expenses and costs incurred by Seller Representative. The majority of the cash portion of the Merger Consideration was funded by borrowings under the Credit Agreement as described in Item 1.01 above.
The foregoing description of the Merger Agreement and the transactions contemplated and effected thereby is not complete and is qualified in its entirety by the contents of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 25, 2014 and is incorporated herein by reference. The First Amendment was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 10, 2014 and is incorporated herein by reference. A copy of the press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required to be disclosed under this Item 2.03 is set forth in Item 1.01 above and is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and among Blackhawk Network Holdings, Inc., Parago, Inc., BH Monarch Merger Sub, Inc., and TH Lee Putnam Ventures, L.P., dated September 24, 2014 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 25, 2014).

2.2
First Amendment to Agreement and Plan of Merger by and among Blackhawk Network Holdings, Inc., Parago, Inc., BH Monarch Merger Sub, Inc., and TH Lee Putnam Ventures, L.P., dated October 7, 2014 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 10, 2014).

10.1	Second Amendment to Credit Agreement, dated October 23, 2014, by and among the Company and Wells Fargo Bank, National Association and the other financial institutions party thereto as lenders.
99.1	Press release dated October 24, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK NETWORK HOLDINGS, INC.

Date: October 24, 2014	By:	/s/ Jerry Ulrich
	Name:	Jerry Ulrich
	Title:	Chief Financial Officer & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and among Blackhawk Network Holdings, Inc., Parago, Inc., BH Monarch Merger Sub, Inc., and TH Lee Putnam Ventures, L.P., dated September 24, 2014 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 25, 2014).

2.2
First Amendment to Agreement and Plan of Merger by and among Blackhawk Network Holdings, Inc., Parago, Inc., BH Monarch Merger Sub, Inc., and TH Lee Putnam Ventures, L.P., dated October 7, 2014 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 10, 2014).

10.1	Second Amendment to Credit Agreement, dated October 23, 2014, by and among the Company and Wells Fargo Bank, National Association and the other financial institutions party thereto as lenders.
99.1	Press release dated October 24, 2014.